                                                                   EXHIBIT 10.13

                           THIRD AMENDED AND RESTATED

                     MASTER COLLATERAL ASSIGNMENT AGREEMENT

                         dated as of September 30, 1993

                             as amended and restated

                            dated as of June 1, 1995

                         as further amended and restated

                          dated as of November 1, 1998

                       and as further amended and restated

                            dated as of March 1, 2000

                                      among

                             WESTERN FINANCIAL BANK

                         WFS FINANCIAL AUTO LOANS, INC.,

                          WFS RECEIVABLES CORPORATION,

                        WFS FINANCIAL AUTO LOANS 2, INC.,

                       FINANCIAL SECURITY ASSURANCE INC.,

                             BANKERS TRUST COMPANY,
                         as Trustee and Collateral Agent

                                       and

                   BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,
                           as Master Collateral Agent

                                TABLE OF CONTENTS

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ARTICLE I             DEFINITIONS................................................................................3

         Section 1.01.   Definitions.............................................................................3

         Section 1.02.   Rules of Interpretation.................................................................7

ARTICLE II            THE COLLATERAL.............................................................................8

         Section 2.01.   Security Interests......................................................................8

         Section 2.02.   Priority...............................................................................11

         Section 2.03.   Maintenance of Collateral..............................................................11

         Section 2.04.   General Authority......................................................................12

         Section 2.05.   Termination of Security Interests......................................................12

ARTICLE III           THE COLLATERAL ACCOUNT....................................................................13

         Section 3.01.   Establishment..........................................................................13

         Section 3.02.   Delivery and Release of Collateral.....................................................13

         Section 3.03.   Collateral Account Funds...............................................................14

         Section 3.04.   General Provisions Regarding the Accounts..............................................15

         Section 3.05.   FSA Notices............................................................................16

         Section 3.06.   Representations by the Bank and WFAL 2.................................................16

ARTICLE IV            THE MASTER COLLATERAL AGENT...............................................................16

         Section 4.01.   Appointment and Powers.................................................................16

         Section 4.02.   Performance of Duties..................................................................17

         Section 4.03.   Limitation on Liability; Indemnification...............................................17

         Section 4.04.   Reliance upon Documents................................................................18

         Section 4.05.   Successor Master Collateral Agent......................................................18

         Section 4.06.   Representations and Warranties of Bankers Trust Company of California, N.A.............19

         Section 4.07.   Waiver of Setoffs......................................................................19

         Section 4.08.   Control by the Controlling Party.......................................................19

ARTICLE V             COVENANTS OF THE BANK AND WFAL 2..........................................................21

         Section 5.01.   Preservation of Collateral.............................................................21

         Section 5.02.   Opinions as to Collateral..............................................................21

         Section 5.03.   Notices................................................................................22
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                                TABLE OF CONTENTS
                                  (CONTINUED)

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         Section 5.04.   Waiver of Stay or Extension Laws; Marshalling of Assets................................22

         Section 5.05.   Noninterference, etc...................................................................22

         Section 5.06.   Changes................................................................................22

ARTICLE VI            REMEDIES UPON DEFAULT.....................................................................22

         Section 6.01.   Rights and Remedies Upon Default.......................................................23

         Section 6.02.   Restoration of Rights and Remedies.....................................................24

         Section 6.03.   No Remedy Exclusive....................................................................24

ARTICLE VII           CUSTODY...................................................................................24

         Section 7.01.   Collateral Schedule; Collateral Files..................................................24

         Section 7.02.   Release of Documents to Servicer.......................................................26

         Section 7.03.   Insurance..............................................................................26

         Section 7.04.   Master Collateral Agent's Interest in Collateral.......................................26

ARTICLE VIII          MISCELLANEOUS.............................................................................27

         Section 8.01.   Further Assurances.....................................................................27

         Section 8.02.   Waiver.................................................................................27

         Section 8.03.   Amendments.............................................................................27

         Section 8.04.   Severability...........................................................................27

         Section 8.05.   Notices................................................................................28

         Section 8.06.   Term of this Agreement.................................................................29

         Section 8.07.   Assignments; Third-Party Rights; Reinsurance...........................................30

         Section 8.08.   Consent of the Controlling Party.......................................................30

         Section 8.09.   Trial by Jury Waived...................................................................30

         Section 8.10.   Counterparts...........................................................................31

         Section 8.11.   Governing Law..........................................................................31

SCHEDULE A            -  COLLATERAL GUIDELINES..................................................................35

SCHEDULE B            -  FORM OF MONTHLY COLLATERAL STATEMENT...................................................35
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

                                      THIRD
                              AMENDED AND RESTATED
                     MASTER COLLATERAL ASSIGNMENT AGREEMENT


         THIS THIRD AMENDED AND RESTATED MASTER COLLATERAL ASSIGNMENT AGREEMENT dated as of March 1, 2000 (the "Agreement"), which amends and restates the Master Collateral Assignment Agreement dated as of September 30, 1993, as amended and restated as of June 1, 1995 (the "Original Agreement"), as amended and restated as of November 1, 1998 (the "Second Amended and Restated Agreement") is by and among WESTERN FINANCIAL BANK, a federally-chartered savings association formerly known as Western Financial Savings Bank, F.S.B. (including its successors and assigns, the "Bank"), WFS FINANCIAL AUTO LOANS, INC., a California corporation formerly known as Western Financial Auto Loans, Inc. ("WFAL"), WFS RECEIVABLES CORPORATION, a California corporation ("WFSRC" and collectively with WFAL, the "Depositors" and individually, each a "Depositor"), WFS FINANCIAL AUTO LOANS 2, INC., a California corporation formerly known as Western Financial Auto Loans 2, Inc. ("WFAL 2"), FINANCIAL SECURITY ASSURANCE INC., a New York stock insurance company (including its successors and assigns, "Financial Security"), BANKERS TRUST COMPANY, a New York banking corporation, in its capacities as Trustee and Collateral Agent (each as defined herein) and BANKERS TRUST COMPANY OF CALIFORNIA, N.A., in its capacity as Master Collateral Agent (as defined herein). Capitalized terms used without definition have the meanings set forth in Article I hereof.


                                 R E C I T A L S
                                 - - - - - - - -

         The Bank (i) is, the obligor under certain reinvestment contracts (as amended from time to time, the "Bank Reinvestment Contracts") and may in the future be an obligor together with WFAL 2 under certain reinvestment contracts (as amended from time to time, the "Joint Reinvestment Contracts", and, with the Bank Reinvestment Contracts, the "Reinvestment Contracts") all as referenced in the Trust Agreements (as defined in Section 1.01 hereof), pursuant to which Trusts (as defined in Section 1.01 hereof) have been or will be formed, in favor of Bankers Trust Company, in its capacity as each of the trustees (collectively, the "Trustee") under the Trust Agreements and/or in its capacity as each of the collateral agents (acting for the benefit of Financial Security) referenced in the Trust Agreements (collectively, together with any collateral agent appointed by Financial Security thereunder or under the Master RIC Reimbursement Agreement, the "Collateral Agent"), and (ii) was formerly the obligor under certain spread account agreements with Financial Security, the Trustee and the Collateral Agent ("Spread Account Agreements") relating to the Trusts insofar as the Bank was obligated thereunder to repay moneys deposited in its general ledger accounts when due.

         WFAL 2 is and may in the future be the obligor under Joint Reinvestment Contracts.

         In transactions in which certificates insured by Financial Security were issued under the Trust Agreements dated as of a date prior to January 1, 1993, WFAL 2 pledged, pursuant to the related Spread Account Agreements, to the Collateral Agent for the benefit of Financial Security all its right, title and interest in and to the Spread Accounts (as defined in the relevant Agreements) (together with the Spread Accounts referred to in the next succeeding paragraph, the "Spread Accounts") and all investments and moneys therein from time to time and all proceeds thereof (collectively, the related "Spread Amounts").

         In certain transactions in which certificates insured by Financial Security were issued under the pooling and servicing agreements dated as of a date on or after January 1, 1993, the Depositor or WFAL 2 pledged pursuant to the Trust Agreements, to the Trustee, as collateral agent, all their right, title and interest in and to the Spread Accounts (as defined in the relevant pooling and servicing agreements) and all investments and moneys therein from time to time and related Spread Amounts in order to secure their respective obligations under such pooling and servicing agreements and related Spread Account Agreements.

         All securities issued in transactions referenced in the foregoing two paragraphs in which WFAL 2 was a depositor have been fully paid and discharged, and all obligations of the Bank and the Depositor in respect of Spread Account Agreements referenced in clause (ii) of the first Recital hereof have been fully performed and discharged.

         To the extent provided in the Reinvestment Contracts, the Bank and/or WFAL 2, as applicable, will receive funds credited to (i) in the Collection Accounts, the Note Distribution Accounts and the Certificate Distribution Accounts, (ii) in the Spread Accounts and (iii) in the Holding Accounts for investment in Reinvestment Accounts.

         The parties hereto desire to amend and restate the Second Amended and Restated Agreement to reflect (i) the addition of WFSRC as a Depositor under one or more future Trust Agreements.

         Except as specifically amended by this Agreement the Original Agreement shall continue in full force and effect in accordance with its existing terms. Any reference to this Agreement prior to the date hereof shall refer to the Original Agreement.


                               A G R E E M E N T S
                               - - - - - - - - - -


         In consideration of the premises, the mutual agreements contained herein and the reduction of Financial Security's premium for the Policies, and for other consideration, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS


         Section 1.01. Definitions. The following terms shall have the following respective meanings:

                  "Aggregate Collateral Value" means, as of any date of determination, (i) the aggregate outstanding principal amount of all items of Collateral pledged to the Master Collateral Agent pursuant to Section 2.01 hereof, discounted as set forth on Schedule A hereto less (ii) the collection discount determined in Section II.B. of the relevant Monthly Statement.

                  "Aggregate Commingled Account Balance" means, as of any date of determination, the aggregate amounts as determined in Section I of the relevant Monthly Statement.

                  "Authorized Officer" means, (i) with respect to the Bank and WFAL 2, the President, the Chief Financial Officer, Treasurer or any Vice President, (ii) with respect to Financial Security, the Chairman of the Board, the President, the Executive Vice President or any Managing Director, (iii) with respect to the Master Collateral Agent, any Vice President, Assistant Vice President or Trust Officer, (iv) with respect to the Collateral Agent or Trustee, any Vice President or Trust Officer.

                  "Business Day" means any day that is not (a) a Saturday or Sunday or (b) a day on which banking institutions in the City of New York or in the State of California are authorized or obligated by law or executive order to be closed.

                  "Clearing Corporation" shall mean a "clearing corporation" (as defined in Section 8-102(a)(5) of the UCC) with which the Master Collateral Agent maintains an account and which is used by the Master Collateral Agent to hold Securities and Securities Entitlement.

                  "Collateral" has the meaning specified in Section 2.01(c) hereof.

                  "Collateral Account" has the meaning specified in Section 3.01 hereof.

                  "Collateral Schedule" has the meaning specified in Section
7.01 hereof.

                  "Contract" means any retail installment sales contract and security agreement, or installment loan agreement and security agreement, which have been executed by an obligor and pursuant to which such obligor purchased or financed a motor vehicle, not inconsistent with the criteria set forth on Schedule A hereto.

                  "Controlling Party" means Financial Security so long as no Financial Security Insolvency shall have occurred and no Insurer Default shall have occurred and be continuing, and, at any other time, the Trustee.

                  "Default" means (i) any failure by the Bank or WFAL 2 to Deliver Collateral as and when required hereunder, (ii) any other material breach by the Bank or WFAL 2 of its obligations hereunder and failure to cure such breach within two (2) Business Days after receipt of notice thereof from the Controlling Party or (iii) any default by the Bank, WFAL 2, WFS or the Depositor under any Existing Agreement to which it is a party.

                  "Delivery" means, with respect to Collateral, the accomplishment of the following:

                  (i) all "instruments" and "certificated securities" (as such terms are defined in the UCC)("Possessory Collateral") shall be in bearer form or registered in the name of the Master Collateral Agent or its nominee or duly indorsed to the Master Collateral Agent or in blank, and in no case will any Collateral be registered in the name of the Bank or WFAL 2, payable to the order of the Bank or WFAL 2 or specially indorsed to the Bank or WFAL 2 (except to the extent the foregoing have been further specially indorsed by the Bank or WFAL 2 to the Master Collateral Agent or its nominee or in blank);

                  (ii) all Security Entitlements in certificated Securities included in the Collateral and held by or for a Clearing Corporation shall be
(A) held by the Clearing Corporation (or its custodian and/or nominee) as specified in clause (i) above, (B) evidenced by a written or electronic advice of the book-entry registration of such Securities Entitlement in an account of the Master Collateral Agent (or its nominee) as such Clearing Corporation maintained in accordance with the rules of such Clearing Corporation (a "Clearing Corporation Account"), and (C) the corresponding Security Entitlement shall be evidenced by written records of the Master Collateral Agent as being credited to the Collateral Account; and

                  (iii) as to all Uncertificated Securities included in the Collateral the Master Collateral Agent shall have received evidence that (A) it or its nominee is the registered owner on the books of the issuer thereof or (B) a Clearing Corporation or its nominee is so registered and the corresponding Security Entitlement is evidenced by written records of the Master Collateral Agent as being credited to the Collateral Account.

                  "Depositor" or "Depositors" means (i) WFS Financial Auto Loans, Inc., in its capacity as depositor under relevant Trust Agreements, and its successors and assigns in such capacity, and (ii) WFS Receivables Corporation, in its capacity as depositor under relevant Trust Agreements, and its successors and assigns in such capacity.

                  "Eligible Account" means (i) a segregated trust account in the corporate trust department that is maintained with a depository institution or trust company the commercial paper or other short-term debt obligations of which have credit ratings from S&P at least equal to "A-1" and from Moody's equal to "P-1", which account is fully insured up to applicable limits by the Federal Deposit Insurance Corporation or (ii) a general ledger account or deposit account (a) that is maintained at a depository institution or trust company satisfying the criteria specified in clause (i) above or (b) that otherwise is maintained at a depository institution acceptable to Financial Security as evidenced by a letter to such effect from Financial Security to the Master Collateral Agent.

                  "Entitlement Order" shall mean a notification communicated in accordance with this Agreement by the Controlling Party to the Master Collateral Agent directing transfer, redemption or other action with respect to a Financial Asset credited to a Custody Account hereunder.

                  "Existing Agreements" means the Trust Agreements and any related Policy, insurance, indemnity and pledge agreement, sub-servicing agreement, indemnification agreement, Reinvestment Contract and Spread Account Agreement relating to a Trust to which the Bank, WFS or WFAL is a party.

                  "Federal Agency Security" means any mortgage-backed security issued by the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation or guaranteed by the Government National Mortgage Association.

                  "Financial Asset" shall mean Collateral which is a security or an obligation of a Person or a share, participation, or other interest in a Person or in property or an enterprise of a Person which is, or is of a type, dealt in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment. As the context requires, references to "Financial Asset" herein shall mean the Financial Asset itself or the means by which the interest of a Person holding an interest therein is evidenced, including a Security Certificate or Uncertificated Security or a Security Entitlement.

                  "FSA Notice" has the meaning set forth in Section 3.05 hereof.

                  "Insurer Default" has the meaning set forth in the latest Indenture referenced in the relevant Trust Agreement.

                  "Insurer Insolvency" has the meaning set forth in the latest Indenture referenced in the relevant Trust Agreement.

                  "Lien" means, as applied to the property or assets (or the income, proceeds, products, rents or profits therefrom) of any Person, in each case whether the same is consensual or nonconsensual or arises by contract, operation of law, legal process or otherwise: (a) any mortgage, lien, pledge, attachment, charge, lease, conditional sale or other title retention agreement, or other security interest or encumbrance of any kind; or (b) any arrangement, express or implied, under which such property or assets (and/or such income, proceeds, products, rents or profits) are transferred, sequestered or otherwise identified for the purpose of subjecting or making available the same for payment of debt or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person.

                  "Master Collateral Agent" means, initially, Bankers Trust Company of California, N.A., including its successors and assigns, in its capacity as collateral agent on behalf of the Trustee, the Collateral Agent and Financial Security, or any successor which shall have become the Master Collateral Agent pursuant to Section 4.05 hereof, and thereafter "Master Collateral Agent" shall mean such successor.

                  "Master RIC Reimbursement Agreement" means, the Amended and Restated Master RIC Reimbursement Agreement dated as of the date hereof among the Bank, WFAL 2 and Financial Security.

                  "Master Secured Obligations" means, on any date, (i) the respective obligations of the Bank and, WFAL 2 set forth in Sections 2.01(a) and 2.01(b) hereof, and (ii) all costs, expenses, attorney's fees and disbursements and other amounts expended or incurred by the Trustee, the Master Collateral Agent, or Financial Security in connection with the protection or preservation of any Collateral and the enforcement of the rights and remedies of the Trustee, the Master Collateral Agent or Financial Security under this Agreement.

                  "Monthly Statement" means the Monthly Collateral Statement of the Bank and WFAL 2 in the form of Schedule B hereto Delivered pursuant to
Section 3.02(b) hereof.

                  "Mortgage Loan" means any single-family or multi-family mortgage loan, representing a first or second lien on residential mortgaged property, not inconsistent with the criteria set forth on Schedule A hereto.

                  "Opinion of Counsel" means a written opinion of counsel acceptable, as to form, substance and issuing counsel (which may be counsel to the Bank and WFAL 2), to the Controlling Party and the Master Collateral Agent.

                  "Person" means any individual, sole proprietorship, joint stock company, unincorporated association, joint venture, corporation, partnership, business or owner trust, government, governmental department or agency or any other entity whatsoever.

                  "Policies" means financial guaranty insurance policies in respect of the Trusts (including, in each case, any endorsements thereto) issued by Financial Security.

                  "Securities Intermediary" shall have the meaning set forth in
Section 8-102(a)(14) of the UCC.

                  "Security" shall mean an obligation of an issuer or a share, participation, or other interest in an issuer or in property or an enterprise or an issuer which is represented by a Security Certificate in bearer or registered form, or an Uncertificated Security, the transfer of which may be registered upon books maintained for that purpose by or on behalf of the issuer, or which is one of a class or series or by its terms is divisible into class or series of shares, participations, interests, or obligations and which is, or is of a type, dealt in or traded on securities exchanges or securities markets.

                  "Security Entitlement" shall mean the rights and property interest of an Entitlement Holder with respect to Financial Assets.

                  "Security Interests" means the Liens on the Collateral granted to the Master Collateral Agent under this Agreement to secure the Master Secured Obligations.

                  "Servicer" means Western Financial Savings Bank, F.S.B. (including its successors), as servicer under the Servicing Agreement.

                  "Servicing Agreement" means the Servicing Agreement dated as of September 30, 1993 between the Servicer and the Master Collateral Agent, with the Controlling Party as a third party beneficiary thereof, as such agreement may be amended from time to time in accordance with the terms thereof.

                  "Termination Date" means the date which is the earlier of (A) the latest of (i) the date on which all Reinvestment Contracts shall have terminated and all amounts owing by the Bank, WFAL 2 and each Depositor to the relevant Trust, Financial Security and the Trustee shall have been paid in full,
(ii) the date on which Financial Security shall have received full payment and performance by the Bank, WFAL 2 and WFAL pursuant to the Existing Agreements,
(iii) the latest date on which any payment received by Financial Security pursuant to the Existing Agreements could be avoided in whole or in part as a preference payment under the United States Bankruptcy Code or any similar federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, or (B) the date on which no amounts in any accounts under Trust Agreements or Spread Account Agreements are invested in Reinvestment Contracts or general ledger accounts at the Bank or are otherwise commingled with funds of the Bank, or (C) any date mutually agreed by the Bank, WFAL 2 and the Controlling Party.

                  "Trust Agreements" mean the trust agreements pursuant to which the Trusts are constituted, as amended from time to time in accordance with their terms.

                  "Trusts" means the grantor trusts or business trusts created in respective automobile installment sale contract securitization transactions established prior to the date hereof or from time to time hereafter by the Bank and its affiliates whose certificates of beneficial interest or other securities have the benefit of Policies.

                  "Uncertificated Security" shall mean a Security that is not represented by a certificate.

                  "Uniform Commercial Code" or "UCC" means the Uniform Commercial Code as in effect in the State of California or other applicable jurisdiction.

                  "WFS Sale and Servicing Agreement" means the Sale and Servicing Agreement dated as of the date hereof between WFS Financial Inc. and WFAL 2.

         Section 1.02. Rules of Interpretation. The terms "hereof," "herein" or "hereunder," unless otherwise modified by more specific reference, shall refer to this Agreement in its entirety. Unless otherwise indicated in context, the terms "Article," "Section," "Exhibit" or "Annex" shall refer to an Article or Section of, or Exhibit or Annex to, this Agreement. The definition of a term shall include the singular, the plural, the past, the present, the future, the active and the passive forms of such term.


                                   ARTICLE II

                                 THE COLLATERAL

         Section 2.01. Security Interests.

                  (a) In order to secure the full and punctual payment of all amounts when due by the Bank or WFAL 2 under, and the performance by the Bank and WFAL 2 of all of their other obligations pursuant to, the Reinvestment Contracts and the Master RIC Reimbursement Agreement from time to time in accordance with the terms thereof, the Bank hereby pledges, assigns, transfers and conveys all of its right, title and interest in and to all of the securities, property and assets set forth in Section 2.01(c) hereof (the "Collateral") to the Master Collateral Agent on behalf of, and for the benefit of, the Trustee, the Collateral Agent and Financial Security. The Security Interests granted to the Master Collateral Agent, the Trustee, each Depositor, the Collateral Agent and Financial Security shall be pari passu in all respects.

                  (b) In order to secure the full and punctual payment of all amounts when due by WFAL 2 or the Bank under, and the performance by WFAL 2 and the Bank of all of their other obligations pursuant to, the Reinvestment Contracts and the Master RIC Reimbursement Agreement from time to time in accordance with the terms thereof, WFAL 2 hereby pledges, assigns, transfers and conveys all of its right, title and interest in and to all of the securities, property and assets set forth in Section 2.01(c) hereof (the "Collateral") to the Master Collateral Agent on behalf of, and for the benefit of, the Trustee, the Collateral Agent and Financial Security. The Security Interests granted to the Master Collateral Agent, the Trustee, each Depositor, the Collateral Agent and Financial Security shall be pari passu in all respects.

                  (c) The "Collateral" shall at any time consist of (i) the assets, property and Financial Assets set forth on the most recent Schedule B hereto and any other assets, property and Financial Assets, and proceeds thereof, approved in writing by the Controlling Party (which may be by amendment of Schedule A or B by mutual agreement of the Bank, WFAL 2 and the Controlling Party), and (ii) the WFS Sale and Servicing Agreement, including:

                         (i) the related documentation, and all proceeds, income and profits thereon, and all interest, principal and other payments and distributions with respect thereto;

                         (ii) all rights and remedies for the enforcement of payment of any principal, interest and proceeds;

                         (iii) any collateral securing any Collateral including, without limitation, all rights and remedies of a beneficiary of such security to foreclose upon, repossess and sell the related collateral, or all rights and remedies assertable against any Person other than the related obligor under a guaranty, warranty or otherwise in connection with any Collateral;

                         (iv) insurance proceeds, if any, and any other proceeds received in connection with the disposition, repossession, foreclosure, destruction or condemnation of, or impairment of title to, any Collateral;

                         (v) any cash, securities or other property received on account of the Collateral from any liquidation thereof or any adjustment of debt of the obligors and any portion of the Collateral which may be distributed in kind in connection with any such liquidation or adjustment of debt of the obligors;

                         (vi) the Collateral Account and each other account, if any, established by or with the Master Collateral Agent hereunder; and

                         (vii) all distributions, revenues, products, substitutions, benefits, profits and proceeds, in whatever form, of any of the foregoing.

                  (d) Each of the Bank and WFAL 2 agrees that it will not (i) use any adverse selection method in including Collateral hereunder, and (ii) include any Collateral which would be charged off in accordance with its normal accounting practices. If any Collateral Delivered to the Master Collateral Agent hereunder shall be or become subject to charge off by the Bank or WFAL 2, the Bank or WFAL 2, as the case may be, will promptly substitute new Collateral therefor to the extent necessary to satisfy the requirements of Section 3.02 hereof.

                  (e) In order to effectuate the provisions and purposes of this Agreement, including to effectuate the collateral assignment to the Master Collateral Agent, as agent for the Trustee and the Collateral Agent, pursuant to this Section 2.01, each of the Bank and WFAL 2 hereby Delivers, and in the future agrees to Deliver, to the Master Collateral Agent, all items of Collateral pledged by it hereunder in which a security interest must be perfected by possession, and the Master Collateral Agent hereby agrees to accept such Collateral on the terms set forth in this Agreement. The Bank and WFAL 2, and each of them, hereby agree to take all additional steps that may be necessary or reasonably requested by the Master Collateral Agent or the Controlling Party from time to time for the perfection, preservation, protection, maintenance or continuation of such transfers, assignments and security interests including, but not limited to, the execution, recording, registering and filing of any appropriate collateral assignments, security interests and Uniform Commercial Code financing statements and the making of notations on records or documents of title.

                  (f) The Security Interests are granted as security only and shall not (i) transfer or in any way affect or modify, or relieve the Bank or WFAL 2, or any of them, from any obligation to perform or satisfy, any term, covenant, condition or agreement to be performed or satisfied by them or any of them under or in connection with this Agreement, the Servicing Agreement or any Existing Agreement to which it is a party or (ii) impose any obligation on

Financial Security, the Trustee or the Master Collateral Agent to perform or observe any such term, covenant, condition or agreement or impose any liability on Financial Security, the Trustee or the Master Collateral Agent for any act or omission on its part relative thereto or for any breach of any representation or warranty on its part contained therein or made in connection therewith.

         Section 2.02. Priority. The Bank and WFAL 2, and each of them, intend the Security Interests granted hereunder to be prior to all other Liens in respect of the Collateral, and the Bank and WFAL 2, and each of them, shall take all actions necessary to obtain and maintain, in favor of the Master Collateral Agent, a first lien on and a first priority, perfected security interest in the Collateral other than in general intangibles and rights under insurance policies not perfected by the means used to perfect the Security Interest in the items of Collateral set forth on Schedule A hereto. The Master Collateral Agent shall have all of the rights, remedies and recourse with respect to the Collateral afforded a secured party under the Uniform Commercial Code of the State of California and all other applicable law, in addition to, and not in limitation of, the other rights, remedies and recourse granted to the Master Collateral Agent by this Agreement, the Servicing Agreement, any Existing Agreement or any other law relating to the creation and perfection of liens on, and security interests in, the Collateral.


         Section 2.03. Maintenance of Collateral.

                  (a) Safekeeping. The Master Collateral Agent agrees to maintain the Collateral received by it and all records and documents relating thereto at the office of the Master Collateral Agent or such other address as may be approved by the Controlling Party. The Master Collateral Agent shall keep or cause to be kept all Collateral and related documentation in its possession separate and apart from all other property that it is holding in its possession and from its own general assets and shall maintain accurate records pertaining to the Collateral and the Collateral Account in such a manner as shall enable the Master Collateral Agent and the Controlling Party to verify the accuracy of such record-keeping. The Master Collateral Agent's books and records shall at all times show that the Collateral is held by the Master Collateral Agent as agent for the Trustee and the Collateral Agent and is not the property of the Master Collateral Agent. The Master Collateral Agent will promptly report to Financial Security, the Trustee, the Bank and WFAL 2 any failure on its part to hold the Collateral as provided in this Section 2.03(a) and will promptly take appropriate action to remedy any such failure.

                  (b) Access. The Master Collateral Agent shall permit Financial Security or the Trustee, or their respective duly authorized representatives, attorneys, auditors or designees, to inspect the Collateral in the possession of or otherwise under the control of the Master Collateral Agent pursuant hereto at such reasonable times during normal business hours as Financial Security or the Trustee may reasonably request with prior written notice. Prior to a Default such inspection shall be at the expense of Financial Security or the Trustee, as the case may be, but after a Default such inspection shall be at the expense of the Bank and WFAL 2.

                  (c) Servicing. The Bank and WFAL 2 agree that they shall cause all Contracts pledged hereunder to be serviced by WFS Financial Inc. pursuant to the WFS Sale and Servicing Agreement.

                  (d) Limitations on Investments and Collateral.

                         (i) Specified Account Funds, Spread Account Funds and Holding Account Deposited Funds, as such terms are defined in the Reinvestment Contracts, may be invested in Bank Reinvestment Contracts and WFAL 2 Reinvestment Contracts subject to the aggregate limitations and other provisions set forth in Schedule A hereto, which may be amended from time to time by a writing signed only by Financial Security, the Bank and WFAL 2.

                  (e) Liquidity. In order to ensure that WFAL 2 has sufficient funds to satisfy its repayment obligations pursuant to Section 4 of each Reinvestment Contract, the Bank hereby agrees to lend WFAL 2 sufficient immediately available funds in order to enable WFAL 2 timely to perform its obligations under each such Sections and any other payments obligations due by WFAL 2 under any Reinvestment Contract, or otherwise to make available, or cause to be made available, to WFAL 2 immediately available funds for such purpose.

         Section 2.04. General Authority. The Bank and WFAL 2, and each of them, hereby irrevocably appoint each of the Master Collateral Agent and the Controlling Party its true and lawful attorney, with full power of substitution, in the name of the Bank, WFAL 2, the Master Collateral Agent, Financial Security, the Trustee or otherwise, for the sole use and benefit of the Master Collateral Agent, the Trustee and Financial Security, but at the expense of the Bank and WFAL 2, to the extent permitted by law, to exercise, at any time while a Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

                         (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof,

                         (ii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                         (iii) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Master Collateral Agent were the absolute owner thereof, and

                         (iv) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto;

provided that the Controlling Party or the Master Collateral Agent (as the case may be) shall give the Bank and WFAL 2 such prior notice of the time and place of sale of any of the Collateral as may be required pursuant to Section 6.01 hereof.

         Section 2.05. Termination of Security Interests. On the Termination Date, the rights, remedies, powers, duties, authority and obligations conferred upon the Master Collateral Agent, Financial Security and the Trustee pursuant to this Agreement in respect of the Collateral shall terminate and be of no further force and effect and all rights, remedies, powers, duties, authority and obligations of the Master Collateral Agent, Financial Security and the Trustee with respect to such Collateral shall be automatically released. In addition, the Trustee, the Master Collateral Agent and Financial Security agree that, upon request by the Bank and WFAL 2, they, or any of them, shall execute and Deliver such instruments as the Bank or WFAL 2 may reasonably request to effectuate such release, and any such instruments so executed and Delivered shall be fully binding on the Master Collateral Agent, Financial Security and the Trustee.

                                  ARTICLE III

                             THE COLLATERAL ACCOUNT

         Section 3.01. Establishment. On the date of this Agreement, the Master Collateral Agent shall establish a segregated, non-interest bearing trust account, which shall be an Eligible Account under the control (as defined in Article 8-106 of the UCC) of the Controlling Party, designated "Collateral Account - Bankers Trust Company of California, N.A., as Master Collateral Agent for Bankers Trust Company, as Trustee and as Collateral Agent (for the benefit of Financial Security Assurance Inc.)" (the "Collateral Account"). The Collateral Account shall be established at a banking office, located in the State of California, of Bankers Trust Company of California, N.A. or another depository institution acceptable to the Controlling Party. Funds in the Collateral Account shall not be commingled with any other funds. The Controlling Party shall have sole signature authority over the Collateral Account, and no withdrawals of funds in the Collateral Account shall be made except as specified in this Agreement.


         Section 3.02. Delivery and Release of Collateral.

                  (a) Concurrently with each Delivery or other pledge of Collateral hereunder, the Bank and WFAL 2 shall furnish to the Master Collateral Agent, the Trustee and Financial Security an Opinion of Counsel to the effect that the Master Collateral Agent has a valid, perfected first priority security interest in such items of Collateral listed in the relevant Collateral Schedule, and so Delivered or otherwise pledged hereunder, subject to customary exceptions.

                  (b) On the tenth (10th) Business Day of each calendar month, the Bank and WFAL 2 shall Deliver to the Master Collateral Agent, the Trustee and Financial Security the Monthly Statement, signed by an Authorized Officer each of the Bank and WFAL 2, certifying the Aggregate Collateral Value of Collateral Delivered by it to the Master Collateral Agent and held by the Master Collateral Agent as of the last day of the preceding calendar month and the Aggregate Commingled Account Balance required to be maintained as of such day. If the Aggregate Collateral Value so certified is less than the Aggregate Commingled Account Balance as so certified, either or both of the Bank and WFAL 2 shall, together with such certificate, Deliver additional Collateral in an amount necessary to make the Aggregate Collateral Value (after giving effect to such Delivery) at least equal to the Aggregate Commingled Account Balance.

                  (c) The Master Collateral Agent may release items of Collateral (i) to the Servicer in connection with the Servicer's performance of its duties pursuant to Section 7.02 hereof and (ii) to the Bank and WFAL 2, in the capacity of each as a pledgor hereunder, in connection with the substitution of new Collateral against Delivery by the Bank and/or WFAL 2 to the Master Collateral Agent of substitute Collateral in an amount necessary to make the Aggregate Collateral Value (after giving effect to such substitution) at least equal to the Aggregate Collateral Value prior to such substitution.

                  (d) On any date on which the Master Collateral Agent shall have received an FSA Notice to the effect that a Default has occurred and is continuing, and for as long as stated in such FSA Notice, no Collateral shall be released to the Bank, WFAL 2 or any other Person, except as specified in Sections 3.03(d) and/or 6.01 hereof.

                  (e) Pending its maturity or disposition hereunder, all Collateral consisting of Possessory Collateral shall be held, pending maturity or disposition, solely by the Master Collateral Agent; all Collateral consisting of Security Entitlements shall be continuously maintained by the Master Collateral Agent, pending maturity or disposition hereunder, through continued book-entry registration of such Collateral as described in clause (ii) of the definition of "Delivery"; and all Collateral consisting of Uncertificated Securities shall be maintained pending its maturity or deposition hereunder, through continued registration of the ownership of such Security as described in Clause (iii) of the definition of "Delivery".

                  (f) All Collateral consisting of chattel paper or general intangibles (including the WFS Sale and Servicing Agreement) shall be duly perfected by the filing of financing statements with appropriate filing officer, as set forth in the Opinion of Counsel required to be delivered pursuant to subsection (a) above.

         Section 3.03. Collateral Account Funds.

                  (a) Payments on the Collateral received by the Servicer shall be paid over to the Bank or WFAL 2 as pledgor of such Collateral free of the lien created by this Agreement until the Servicer shall have received an FSA Notice specifying that a Default has occurred and is continuing. After receipt of such an FSA Notice, the Servicer shall transfer to the Master Collateral Agent any moneys received by it on or in respect of the Collateral for deposit in the Collateral Account.

                  (b) Following delivery of an FSA Notice, all payments made to the Master Collateral Agent on or otherwise received by the Master Collateral Agent in respect of any Collateral shall be deposited on the date of receipt by the Master Collateral Agent in the Collateral Account. Any income received by the Master Collateral Agent with respect to the balance from time to time credited to the Collateral Account, including any interest or capital gains on investments, shall be deposited in the Collateral Account. All right, title and interest in and to the funds on deposit from time to time in the Collateral Account, together with any investments made pursuant to paragraph (c) below, shall vest in the Master Collateral Agent, shall constitute part of the Collateral hereunder and shall not constitute payment of any Master Secured Obligations until applied as specified herein.

                  (c) Amounts, if any, on deposit in the Collateral Account shall be invested and re-invested from time to time in such investments as shall be specified by instructions (which may include, subject to the other provisions hereof, general standing instructions) given to the Master Collateral Agent by the Controlling Party; provided that if the Master Collateral Agent receives an FSA Notice, the Master Collateral Agent shall, if instructed by the Controlling Party, liquidate any such investments and apply or cause to be applied the proceeds thereof to the payment of the Master Secured Obligations in the manner specified in Section 3.03(c) hereof. If no such instruction with respect to investment of any portion of the Collateral Account is received by the Master Collateral Agent, no investment shall be made of such portion and the Master Collateral Agent shall not be liable for any resulting absence of income.

                  (d) On each Business Day specified by the Controlling Party after delivery of an FSA Notice, the Master Collateral Agent shall withdraw from the Collateral Account an amount (up to the balance therein) that is sufficient to pay to Financial Security or the Trustee all amounts constituting Master Secured Obligations owing to Financial Security or the Trustee, as the case may be (such payments to be applied to reduce the Master Secured Obligations in such manner as the Controlling Party shall specify). All amounts or investments, if any, remaining in the Collateral Account on any date after giving effect to the distribution required to be made on such date pursuant to this paragraph shall remain on deposit in the Collateral Account until required or permitted to be withdrawn therefrom pursuant to the provisions of this Section.

         Section 3.04. General Provisions Regarding the Accounts.

                  (a) Promptly upon the establishment (initially or upon any relocation) of the Collateral Account hereunder, the Master Collateral Agent shall advise the Bank, WFAL 2, Financial Security and the Trustee in writing of the name and address of the depository institution at which such Collateral Account was established (if not Bankers Trust Company of California, N.A. or any successor Master Collateral Agent in its commercial banking capacity), the name of the officer of the depository institution who is responsible for overseeing the Collateral Account, the Collateral Account number and the individuals whose names appear on the signature cards for the Collateral Account. The Bank and WFAL 2 shall cause such depository institution to execute a written agreement, in form and substance satisfactory to the Controlling Party, waiving, in each case to the extent permitted under applicable law, (i) any banker's or other statutory or similar Lien, and (ii) any right of setoff or other similar right under applicable law with respect to the Collateral Account and agreeing to notify the Bank, WFAL 2, the Master Collateral Agent, Financial Security and the Trustee of any charge or claim against or with respect to the Collateral Account. The Master Collateral Agent shall give the Bank, WFAL 2, Financial Security and the Trustee at least ten (10) Business Days' prior written notice of any change in the location of the Collateral Account or in any related account information. Anything herein to the contrary notwithstanding, unless otherwise consented to by the Controlling Party in writing, the Master Collateral Agent shall have no right to change the location of the Collateral Account.

                  (b) If at any time the Collateral Account ceases to be an Eligible Account, the Master Collateral Agent shall establish, in accordance with paragraph (a) of this Section, a successor Collateral Account thereto which shall be an Eligible Account at Bankers Trust Company of California, N.A. or at another depository institution acceptable to the Controlling Party.

                  (c) Any investment of funds in the Collateral Account shall be made in accordance with the provisions of Section 3.02(c) hereof in the name of the Master Collateral Agent (in its capacity as such). Subject to the other provisions hereof, the Master Collateral Agent shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Master Collateral Agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Master Collateral Agent in a manner which complies with Article II and this Section.

                  (d) Subject to Section 4.03 hereof, the Master Collateral Agent shall not be liable by reason of any insufficiency in the Collateral Account resulting from any loss on any investment included therein except for losses attributable to the Master Collateral Agent's failure to make payments on investments as to which the Master Collateral Agent, in its commercial capacity, is obligated.

         Section 3.05. FSA Notices. The Controlling Party may at any time give notice (an "FSA Notice") to the Master Collateral Agent stating that (i) a Default has occurred and is continuing or (ii) the Controlling Party has, pursuant to any Existing Agreement, terminated the status of a Reinvestment Contract as an eligible investment under a Trust Agreement or other Existing Agreement.

         Section 3.06. Representations by the Bank and WFAL 2. The Bank and WFAL 2 hereby jointly and severally represent and warrant to the other parties hereto, as of the date hereof and as of the Delivery of any Collateral hereunder, as follows:

                  (a) Immediately prior to Delivery or other pledge hereunder of any item of Collateral, the Bank or WFAL 2 shall have owned such Collateral free and clear of all liens, adverse claims or rights of others of any nature whatsoever.

                  (b) Upon Delivery or other pledge of Collateral hereunder, the Master Collateral Agent will have a valid perfected first priority security interest in such Collateral.


                                   ARTICLE IV

                           THE MASTER COLLATERAL AGENT

         Section 4.01. Appointment and Powers. (a) Subject to the terms and conditions hereof, the Collateral Agent, the Trustee and each Depositor in their capacities as pledgees hereunder hereby appoint Bankers Trust Company of California, N.A. as the Master Collateral

Agent with respect to the Collateral, and Bankers Trust Company of California, N.A. hereby accepts such appointment and agrees to act as Master Collateral Agent hereunder. The Collateral Agent, the Trustee and each Depositor in their capacities as pledgees hereunder hereby authorize the Master Collateral Agent to take such action on their behalf, and to exercise such rights, remedies, powers and privileges hereunder as the Controlling Party may direct and as are specifically authorized to be exercised by the Master Collateral Agent by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto. The Master Collateral Agent shall execute the Servicing Agreement and shall act upon and in compliance with the written instructions of the Controlling Party delivered pursuant to this Agreement promptly following receipt of such written instructions.

                  (b) The Master Collateral Agent is, and shall at all times during the term of this Agreement be, a Securities Intermediary for Financial Security.

                  (c) The Master Collateral Agent is eligible to maintain, and does maintain, and will continue to be eligible to maintain and will maintain, one or more accounts in its name (or the name of a nominee) with each Clearing Corporation through which Securities or Security Entitlements constituting Collateral are held.

         Section 4.02. Performance of Duties. The Master Collateral Agent may perform any of its duties hereunder by or through agents and employees, shall be entitled to retain counsel and act in reliance upon the written advice of such counsel concerning all matters pertaining to the agencies hereby created or its duties hereunder and shall not be liable for actions taken, or omitted to be taken, in good faith reliance upon the opinion of counsel selected by it. The duties of the Master Collateral Agent shall be mechanical and administrative in nature. The Master Collateral Agent shall not have by reason of this Agreement a fiduciary relationship. Nothing in this Agreement, express or implied, is intended to or shall be construed as to impose upon the Master Collateral Agent any obligations in respect of this Agreement except as expressly set forth herein.

         Section 4.03. Limitation on Liability; Indemnification. Neither the Master Collateral Agent nor any of its directors, officers or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except that the Master Collateral Agent shall be liable for its own gross negligence or willful misconduct; nor shall the Master Collateral Agent be responsible for the validity, effectiveness, value, sufficiency or enforceability against the Bank or WFAL 2 of this Agreement or any of the Collateral (or any part thereof).

                  The Bank and WFAL 2 hereby jointly and severally agree to indemnify and hold the Master Collateral Agent harmless from and against all damage, liability and expense (including reasonable attorneys' fees) arising out of or in connection with this Agreement, except to the extent such damage, liability or expense arises out of the Master Collateral Agent's negligence, willful misconduct or breach of the obligations imposed hereby on the Master Collateral Agent.

         Section 4.04. Reliance upon Documents. Subject to the provisions of
Section 4.08 hereof, in the absence of gross negligence or willful misconduct on its part, the Master Collateral Agent shall be entitled to rely on any communication, instrument, paper or other document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person and shall have no liability in acting, or omitting to act, where such action or omission to act is in reasonable reliance upon any statement or opinion contained in any such document or instrument.

         Section 4.05. Successor Master Collateral Agent. The Master Collateral Agent acting hereunder at any time may resign by giving not less than ninety
(90) days' prior written notice in writing to the Bank, WFAL 2, the Trustee and Financial Security. If the Master Collateral Agent is also a Trustee and, as such, determines that it has a conflicting interest on account of its acting as Master Collateral Agent, the Master Collateral Agent shall eliminate such conflicting interest by resigning as Master Collateral Agent hereunder rather than resigning as such Trustee. The Controlling Party shall appoint a successor to the Master Collateral Agent upon any such resignation by an instrument of substitution complying with the requirements of applicable law, or, in the absence of any such requirements, without formality other than appointment and designation in writing, a copy of which instrument or writing shall be sent to the Bank and WFAL 2; provided, however, that the validity of any such appointment shall not be impaired or affected by any failure to give any such notice to the Bank and WFAL 2 or by any defect therein. Notwithstanding the foregoing, prior to the receipt by the Bank and WFAL 2 of an FSA Notice, such appointment shall be subject to the consent of the Bank and WFAL 2, which consent shall not be unreasonably withheld. Upon the making and acceptance of such appointment, the execution and delivery by such successor Master Collateral Agent of a ratifying instrument pursuant to which such successor Master Collateral Agent agrees to assume the duties and obligations imposed on the Master Collateral Agent by the terms of this Agreement, and the delivery to such successor Master Collateral Agent of the Collateral and related documents then held by the retiring Master Collateral Agent, such successor Master Collateral Agent shall thereupon succeed to and become vested with all the estate, rights, powers, remedies, privileges, immunities, indemnities, duties and obligations hereby granted to or conferred or imposed upon the Master Collateral Agent named herein, and one such appointment and designation shall not exhaust the right to appoint and designate further successor Master Collateral Agents hereunder. No Master Collateral Agent shall be discharged from its duties or obligations hereunder until the Collateral and related documents then held by such Master Collateral Agent shall have been transferred and delivered to the successor Master Collateral Agent and such retiring Master Collateral Agent shall have executed and delivered to the successor Master Collateral Agent appropriate instruments establishing the successor Master Collateral Agent as the record holder of all liens and security interests in favor of the Trustee and the Collateral Agent in the Collateral and transferring to such successor Master Collateral Agent all power given pursuant to this Agreement to act as attorney-in-fact of the Bank and WFAL 2, and each of them, for purposes of this Agreement. Each such successor Master Collateral Agent shall provide the Bank, WFAL 2 and Financial Security with its address, and its telephone and telecopier numbers, to be used for purposes of Section 7.05 hereof, in a notice complying with the terms of said Section.

         Section 4.06. Representations and Warranties of Bankers Trust Company of California, N.A.. Bankers Trust Company of California, N.A. represents and warrants to the Bank, WFAL 2, the Trustee and Financial Security as follows:

                  (a) Bankers Trust Company of California, N.A. is a national banking association, duly organized, validly existing and in good standing.

                  (b) Bankers Trust Company of California, N.A. has full power, authority and legal right to execute, deliver and perform this Agreement and the Servicing Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and the Servicing Agreement.

                  (c) This Agreement and the Servicing Agreement constitute valid and binding obligations of Bankers Trust Company of California, N.A. in its capacity as Master Collateral Agent enforceable against it in accordance with their respective terms.

                  (d) The execution and delivery by Bankers Trust Company of California, N.A. of this Agreement and the Servicing Agreement and the performance by it of its obligations hereunder and thereunder, will not violate any law, rule or regulation or any agreement, order or decree binding on it or its properties.

         Section 4.07. Waiver of Setoffs. The Master Collateral Agent hereby expressly waives any and all rights of setoff that the Master Collateral Agent may otherwise at any time have under applicable law with respect to the Collateral Account and agrees that amounts in the Collateral Account shall at all times be held and applied solely in accordance with the provisions of this Agreement.

         Section 4.08. Control by the Controlling Party. The Master Collateral Agent shall comply with notices and instructions given by the Bank or WFAL 2 only if expressly contemplated hereby or if accompanied by the written consent of the Controlling Party, except that if any Default shall have occurred and be continuing, the Master Collateral Agent shall act upon and comply with notices and instructions given by the Controlling Party alone in the place and stead of the Bank or WFAL 2. In the absence of any written communication by the Controlling Party to the Master Collateral Agent to the effect that a Default has occurred and is continuing, the Master Collateral Agent may assume that no Default has occurred and is continuing. The Master Collateral Agent shall have no duty to verify whether or not a Default has occurred or is continuing or the facts stated in any FSA Notice. Any written communication by the Controlling Party to the Master Collateral Agent specifying the amount of any obligations owing to Financial Security or the Trustee shall be conclusive evidence of such amount, notwithstanding any notice to the contrary received by the Master Collateral Agent from the Bank, WFAL 2 or any other Person.

                                   ARTICLE V

                        COVENANTS OF THE BANK AND WFAL 2

         Section 5.01. Preservation of Collateral. Subject to the rights, powers and authorities granted to the Master Collateral Agent, Financial Security, and the Trustee in this Agreement, the Bank and WFAL 2 shall take such action as is necessary and proper with respect to the Collateral in order to preserve, maintain and service such Collateral and to cause (subject to the rights of the Controlling Party) the Master Collateral Agent to perform its obligations with respect to such Collateral as provided herein. The Bank and WFAL 2, and each of them, will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such instruments of transfer or take such other steps or actions as may be necessary, or required by the Controlling Party, to perfect the Security Interests granted hereunder in (a) prior to delivery of an FSA Notice to the Master Collateral Agent, the items of Collateral referenced in Schedule A hereto and (b) after delivery of an FSA Notice to the Master Collateral Agent, all Collateral, to ensure that such Security Interests rank prior to all other Liens and to preserve the priority of such Security Interests and the validity and enforceability thereof. Upon any Delivery or substitution of Collateral, the Bank and/or WFAL 2, as pledgor, shall be obligated to create for the benefit of the Master Collateral Agent a valid first Lien on, and valid and perfected, first priority security interest in, (a) prior to delivery of an FSA Notice to the Master Collateral Agent, the items of Collateral referenced in Schedule A hereto and (b) after delivery of an FSA Notice to the Master Collateral Agent, all Collateral so delivered and to deliver such Collateral to the Master Collateral Agent, free and clear of any other Lien, together with satisfactory assurances thereof, and to pay any reasonable costs incurred by the Controlling Party or the Master Collateral Agent (including its agents) or otherwise in connection with such Delivery.

         Section 5.02. Opinions as to Collateral. On the date of delivery of the Monthly Statement following each January and July, commencing with such date following January 1999, the Bank and WFAL 2 shall, at their own cost and expense, furnish to Financial Security, the Trustee and the Master Collateral Agent an Opinion of Counsel either stating that, in the opinion of such counsel,
(a) such actions have been taken as are necessary under California law to perfect, maintain and protect the lien and security interest of the Master Collateral Agent with respect to the items of Collateral set forth on Schedule A that have been granted to the Master Collateral Agent as of the last Business Day of the relevant January or July under California law (and other applicable law) against all creditors of and purchasers from the Bank or WFAL 2, as the case may be, and reciting the details of such action, or (b) no action is necessary to maintain such perfected lien and security interest. Such Opinion of Counsel shall describe each execution and filing of any documents and instruments and such other actions as will, in the opinion of such counsel, be required to perfect, maintain and protect the lien and security interest of the Master Collateral Agent, on behalf of the Trustee and the Collateral Agent with respect to such Collateral under California law (and other applicable law) against all creditors of and purchasers from the Bank or WFAL 2, as the case may be, for a period, specified in such Opinion, continuing until a date not earlier than eighteen months from the date of such Opinion.

         Section 5.03. Notices. In the event the Bank or WFAL 2 acquires knowledge of the occurrence and continuance of any Default, the Bank or WFAL 2, as the case may be, shall promptly give notice thereof to the Master Collateral Agent, the Trustee and Financial Security.

         Section 5.04. Waiver of Stay or Extension Laws; Marshalling of Assets. The Bank and WFAL 2 covenant, to the fullest extent permitted by applicable law, that they, and each of them, will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption law wherever enacted, now or at any time hereafter in force, in order to prevent or hinder the enforcement of this Agreement or any sale of the Collateral or any part thereof in accordance with this Agreement or the possession thereof by any purchaser at any sale, pursuant to and in accordance with Section 6.01 hereof; and the Bank and WFAL 2, to the fullest extent permitted by applicable law, for themselves and all who may claim under them, or any of them, hereby waive the benefit of all such laws, and covenant that they will not hinder, delay or impede the execution of any power herein granted to the Master Collateral Agent, but will suffer and permit the execution of every such power as though no such law had been enacted. The Bank and WFAL 2, for themselves and all who may claim under them, waive, to the fullest extent permitted by applicable law, all right to have the Collateral marshalled upon any foreclosure or other disposition thereof.

         Section 5.05. Noninterference, etc.. The Bank and WFAL 2 shall not take any action, or fail to take any action, if such action or failure to take action will interfere with the enforcement of any rights under this Agreement, the Servicing Agreement or the Existing Agreements.

         Section 5.06. Changes. Neither the Bank nor WFAL 2 shall change its name unless it shall have given Financial Security, the Trustee and the Master Collateral Agent at least sixty (60) days' prior written notice thereof. The Bank or WFAL 2, as the case may be, shall give Financial Security, the Trustee and the Master Collateral Agent at least sixty (60) days' prior written notice of any relocation of its principal executive office. If the Bank or WFAL 2 relocates (i) its principal executive office or principal place of business from that set forth in Section 8.05 hereof or (ii) the locations where it keeps or holds any Collateral or any records relating thereto from that set forth in
Section 8.05 hereof, the Bank or WFAL 2, as the case may be, shall give prior notice thereof to Financial Security, the Trustee and the Master Collateral Agent.

                                   ARTICLE VI

                              REMEDIES UPON DEFAULT

         Section 6.01. Rights and Remedies Upon Default.

                  (a) In addition to and not in limitation of the rights otherwise provided to the Controlling Party pursuant to this Agreement, to the fullest extent permitted by applicable law, if a Default has occurred and is continuing, the Controlling Party in its discretion may, or may direct the Master Collateral Agent to, exercise the following rights, privileges and remedies:

                        (i) Collection of the Collateral. The Master Collateral Agent shall have the right to collect all proceeds of the Collateral, to pay all expenses of such collection, including the reasonable expenses and compensation of the Master Collateral Agent, its agents and attorneys, and to apply the remainder of the moneys so received as provided herein.

                        (ii) Sale of Collateral. The Master Collateral Agent may sell, or cause to be sold, the Collateral or any part thereof or interest therein, at public auction to the highest bidder for cash or at private sale or auction with or without demand, advertisement or notice of the date, time or place of sale or any adjournment thereof, upon such terms as the Controlling Party may approve, and upon such sale the Master Collateral Agent shall make and deliver to the purchaser or purchasers an appropriate instrument or instruments of transfer. The Master Collateral Agent is hereby irrevocably appointed the true and lawful attorney of the Bank and WFAL 2, and each of them, in its name and stead, to make all necessary transfers of property thus sold; and for that purpose it may execute all necessary instruments of transfer, and may substitute one or more Persons with like power, the Bank and WFAL 2, and each of them, hereby ratifying and confirming all that its said attorney, or such substitute or substitutes, shall lawfully do by virtue hereof. Nevertheless, if so requested by the Master Collateral Agent or any purchaser of the Collateral or any part thereof, the Bank and WFAL 2, and each of them, shall ratify and confirm any such sale or transfer by executing and delivering to the Master Collateral Agent or such purchaser all proper instruments of transfer and releases as may be designated in any such request. The Master Collateral Agent may proceed at law or in equity to foreclose the lien of this Agreement against all or any part of the Collateral and to have the same sold under the judgment or decree of a court having jurisdiction or as otherwise may be required or permitted by law. Upon any such sale, whether made under the power of sale hereby given or by virtue of judicial proceedings, the Controlling Party may bid for and purchase the Collateral or any part thereof and, upon compliance with the terms of such sale, may hold, retain, possess or dispose of such property in its or their own absolute right without accountability. Upon any sale, whether made under the power of sale hereby given or by virtue of judicial proceedings, a receipt of the Master Collateral Agent, or of the officer making such sale under judicial proceedings, shall be a sufficient discharge to the purchaser or purchasers at such sale for its or their purchase money, and such purchaser or purchasers shall not be obliged to see to the application thereof. Any such sale, whether under the power of sale hereby given or by virtue of judicial proceedings, shall bind the Master Collateral Agent, the Bank and WFAL 2, shall operate to divest all right, title and interest whatsoever, either at law or in equity, of each of them in and to the property sold, and shall be a perpetual bar, both at law and in equity, against each of them and their successors and assigns, and against any and all Persons claiming through or under them.

                        (iii) Other Actions. The Master Collateral Agent shall have the right to cause any other action permitted at law or in equity to be initiated and prosecuted to enforce this Agreement and any rights granted by virtue of the pledge of the Collateral hereunder.

                  (b) In the event that the Bank or WFAL 2 shall default in the performance or observance of any covenant or agreement contained herein, the Master Collateral Agent shall have the right to take any action or initiate any proceeding at law or equity available to it to enforce the terms of this Agreement.

         Section 6.02. Restoration of Rights and Remedies. If the Master Collateral Agent has instituted any proceeding to enforce any right or remedy under this Agreement, and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Master Collateral Agent, then and in every such case the Bank, WFAL 2 and the Master Collateral Agent shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Controlling Party shall continue as though no such proceeding had been instituted.

         Section 6.03. No Remedy Exclusive. No right or remedy herein conferred upon or reserved to the Master Collateral Agent or the Controlling Party is intended to be exclusive of any other right or remedy, and every right or remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law, in equity or otherwise, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Controlling Party, and the exercise of or the beginning of the exercise of any right or power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy.


                                  ARTICLE VII

                                    CUSTODY

         Section 7.01. Collateral Schedule; Collateral Files. On each date on which the Bank and/or WFAL 2 pledge items of Collateral to the Master Collateral Agent hereunder (each such date, a "Pledge Date"), the Bank and WFAL 2 shall deliver to the Master Collateral Agent, the Trustee and Financial Security a schedule of Collateral (each, a "Collateral Schedule") which, as to each item of Collateral, sets forth, to the extent applicable, the obligor's name, the loan or other identifying number, the interest rate, the original principal balance, the outstanding principal balance, the origination or issue date, the scheduled monthly principal and interest payment and the maturity date.

                  On each Pledge Date, the Bank and WFAL 2 shall deliver to the Master Collateral Agent the following documents with respect to each Mortgage Loan pledged on such date to the Master Collateral Agent:

                  a. Original mortgage note endorsed or assigned without recourse to Bankers Trust Company of California, N.A., as Master Collateral Agent;

                  b. Original recorded mortgage or deed of trust or certified copy thereof; and

                  c. Original assignment, in recordable form, of mortgage or deed of trust (which may be a blanket assignment for all Mortgage Loans) to Bankers Trust Company of California, N.A., as Master Collateral Agent.

                  The Bank and WFAL 2 jointly and severally represent, warrant and covenant to the Master Collateral Agent, the Trustee and Financial Security that, with respect to each Mortgage Loan pledged to the Master Collateral Agent hereunder, the Bank or WFAL 2 has (i) originals of all assumption and modification agreements related thereto, (ii) evidence of homeowners insurance on the related mortgaged property, and (iii) a title insurance policy.

                  Upon receipt by the Bank and WFAL 2 of an FSA Notice stating that a Default has occurred and is continuing, the Bank and WFAL 2 shall deliver to the Master Collateral Agent all documents and instruments specified in the immediately preceding paragraph and such other documents and instruments with respect to each Mortgage Loan, Contract, Federal Agency Security or other item of Collateral pledged hereunder to the Master Collateral Agent in which a security interest may be perfected by possession.

                  The documents and instruments delivered in respect of each Mortgage Loan, Contract, Federal Agency Security or other item of Collateral are herein referred to as the "Collateral File". The Master Collateral Agent shall segregate and maintain continuous custody of all documents constituting each Collateral File in secure and fireproof facilities within the State of California in accordance with customary standards for such custody.

         Section 7.02. Release of Documents to Servicer. In the event that a specific document relating to an item of Collateral is required to be obtained by the Servicer because such Collateral has been paid in full and is to be released by the Servicer to the related obligor or to facilitate enforcement and collection procedures with respect to such Collateral, the Servicer shall be entitled to obtain such document by submitting to the Master Collateral Agent (with copies to the Trustee and Financial Security) a written request therefor, indicating and confirming that it will hold such document in trust for the benefit of the Master Collateral Agent until such time as it is released to the related obligor upon full payment or is otherwise returned to the Master Collateral Agent. Upon its receipt of an FSA Notice stating that a Default has occurred and is continuing, the Master Collateral Agent shall not release such document to the Servicer until it has received the written authorization from the Controlling Party.

         Section 7.03. Insurance. The Master Collateral Agent shall, at its own expense, maintain at all times during the existence of this Agreement and keep in full force and effect (a) fidelity insurance, (b) theft of documents insurance and (c) forgery insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by institutions which act as custodian in similar transactions.

         Section 7.04. Master Collateral Agent's Interest in Collateral. By execution of this Agreement, the Master Collateral Agent warrants and covenants that it currently does not hold, and during the existence of this Agreement will not hold, any adverse interest, by way of security or otherwise, in any Collateral and hereby waives and releases any such interest which it may have or acquire in the future. The Master Collateral Agent expressly waives (i) any lien which might arise in connection with unpaid fees or any lien which might arise in connection with any other claims against any party hereto and (ii) any possessory lien, claim or right of set-off with respect to any Collateral.


                                  ARTICLE VIII

                                  MISCELLANEOUS

         Section 8.01. Further Assurances. Each of the Bank, WFAL 2 and the Master Collateral Agent shall take such action and deliver such instruments, in addition to the actions and instruments specifically provided for herein, as may be reasonably requested or required by the Controlling Party to effectuate the purpose or provisions of this Agreement or to confirm or perfect any transaction described or contemplated herein. The parties hereto will make any changes required by the Office of Thrift Supervision if mutually agreed by the parties hereto and if there is no such mutual agreement, the Bank, WFAL 2 and the Controlling Party agree to terminate this Agreement.

         Section 8.02. Waiver. Any waiver by any party of any provision of this Agreement or any right, remedy or option hereunder shall only prevent and stop such party from thereafter enforcing such provision, right, remedy or option if such waiver is given in writing and only as to the specific instance and for the specific purpose for which such waiver was given. The failure or refusal of any party hereto to insist in any one or more instances, or in a course of dealing, upon the strict performance of any of the terms or provisions of this Agreement by any party hereto or the partial exercise of any right, remedy or option hereunder shall not be construed as a waiver or relinquishment of any such term or provision, but the same shall continue in full force and effect.

         Section 8.03. Amendments. This Agreement may be amended, changed, modified, altered or terminated only by written instrument or written instruments signed by each of the parties hereto; provided that the consent of the Master Collateral Agent shall not be withheld or delayed with respect to any amendment that does not adversely affect the Master Collateral Agent and, provided further that Schedule A hereto may be amended or replaced as set forth in

Section 2.03 (d) hereof. The Original Agreement, as amended and restated hereby, shall remain in full force and effect.

         Section 8.04. Severability. In the event that any provision of this Agreement or the application thereof to any party hereto or to any circumstance or in any jurisdiction governing this Agreement shall, to any extent, be invalid or unenforceable under any applicable statute, regulation or rule of law, then such provision shall be deemed inoperative to the extent that it is invalid or unenforceable and the remainder of this Agreement, and the application of any such invalid or unenforceable provision to the parties, jurisdictions or circumstances other than to whom or to which it is held invalid or unenforceable, shall not be affected thereby nor shall the same affect the validity or enforceability of any other provision of this Agreement. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by the Master Collateral Agent or by the Controlling Party hereunder is unavailable or unenforceable shall not affect in any way the ability of the Master Collateral Agent or the Controlling Party to pursue any other remedy available to it.

         Section 8.05. Notices. All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective
(a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:


            (i)      If to the Bank or the Bank as Servicer:

                              Western Financial Bank
                              16485 Laguna Canyon Road
                              Irvine, California 92618
                              Attention:  Joy Schaefer
                              Telecopier No.:  (949) 727-2306

            (ii)     If to WFAL:

                              WFS Financial Auto Loans, Inc.
                              23 Pasteur
                              Irvine, California 92618
                              Attention: Guy DuBose, Esq.
                              Telecopier No.: (949) 753-3085

            (iii)    If to WFSRC:

                              WFS Receivables Corporation
                              6655 West Sahara Avenue
                              Las Vegas, Nevada 89102
                              Attention:  David A. Guay
                              Telecopier No.:  702-247-4602

            (iv)     If to WFAL 2:

                              WFS Financial Auto Loans 2, Inc.
                              23 Pasteur
                              Irvine, California 92618
                              Attention: Guy DuBose, Esq.
                              Telecopier No.: (949) 753-3085

            (v)      If to WFS as Servicer:

                              WFS Financial Inc.
                              23 Pasteur
                              Irvine, California  92618
                              Attention:  Joy Schaefer
                              Telecopier No.: (949) 727-2306

            (vi)     If to Financial Security:

                              Financial Security Assurance Inc.
                              350 Park Avenue - 13th Floor
                              New York, New York  10022
                              Attention:  Surveillance Department
                              Telecopier No.  (212) 755-5165
                                              (212) 688-3101

            (vii)    If to the Trustee or the Collateral Agent:

                              Bankers Trust Company
                              Four Albany Street, 10th Floor
                              New York, New York  10006
                              Attention: Corporate Trust and Agency Group/ Western Financial Master Collateral
                              Telecopier No.: (212) 250-6533

            (viii)   If to the Master Collateral Agent:

                              Bankers Trust Company of California, N.A.
                              3 Park Plaza, 16th Floor
                              Irvine, California  92714
                              Telecopier No.:  (949) 253-7577
                              Attention: Western Financial Collateral
                                         Assignment

A copy of each notice given hereunder to any party hereto shall also be given to (without duplication) the Controlling Party and the Master Collateral Agent. Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

         Section 8.06. Term of this Agreement. This Agreement shall take effect on the date hereof and shall continue in effect until the Termination Date. On the Termination Date, this Agreement shall terminate, all obligations of the parties hereunder shall cease and terminate and the Collateral, if any, held hereunder and not to be used or applied in discharge of any obligations of the Bank or WFAL 2 in respect of the Master Secured Obligations or otherwise under this Agreement, shall be released to and in favor of the Bank or WFAL 2, as pledgor as the case may be.

         Section 8.07. Assignments; Third-Party Rights; Reinsurance.

                  (a) This Agreement shall be a continuing obligation of the Bank and WFAL 2 and shall (i) be binding upon the Bank and WFAL 2 and their respective successors and assigns, and (ii) inure to the benefit of and be enforceable by Financial Security, the Trustee and the Master Collateral Agent, and by their respective successors and assigns. Neither the Bank nor WFAL 2 may assign this Agreement or delegate any of its duties hereunder, without the prior written consent of the Controlling Party. Any assignment made in violation of this Agreement shall be null and void.

                  (b) Financial Security shall have the right to give participations in its rights under this Agreement and to enter into contracts of reinsurance with respect to any Policy issued in connection with any of the Trusts upon such terms and conditions as Financial Security may in its discretion determine; provided, however, that no such participation or reinsurance agreement or arrangement shall relieve Financial Security of its obligations hereunder or under any such Policy.

                  (c) In addition, Financial Security shall be entitled to assign or pledge to any bank or other lender providing liquidity or credit with respect to any Trust or the obligations of Financial Security in connection therewith any rights of Financial Security under this Agreement, the Servicing Agreement or the Existing Agreements or with respect to any real or personal property or other interests pledged to Financial Security, or in which Financial Security has a security interest, in connection with any Trust.

                  (d) Except as provided herein with respect to participants and, nothing in this Agreement shall confer any right, remedy or claim, express or implied, upon any Person, any owner or other holder of any security or other investment covered by any Policy, other than Financial Security, against the Bank or WFAL 2, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns.

         Section 8.08. Consent of the Controlling Party. In the event that the Controlling Party's consent is required under the terms hereof, it is understood and agreed that, except as otherwise provided expressly herein, the determination whether to grant or withhold such consent shall be made solely by the Controlling Party in its sole discretion.

         Section 8.09. Trial by Jury Waived. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE SERVICING AGREEMENT, ANY OF THE EXISTING AGREEMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER OR THEREUNDER. EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND
(B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THIS WAIVER.

         Section 8.10. Counterparts. This Agreement may be executed in two or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

         Section 8.11. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date set forth on the first page hereof.

                           WESTERN FINANCIAL BANK


                           By:
                              --------------------------------------------------
                              Name:
                              Title:

                           WFS FINANCIAL AUTO LOANS, INC.


                           By:
                              --------------------------------------------------
                              Name:
                              Title:

                           WFS FINANCIAL AUTO LOANS 2, INC.


                           By:
                              --------------------------------------------------
                              Name:
                              Title:

                           WFS RECEIVABLES CORPORATION


                           By:
                              --------------------------------------------------
                              Name:
                              Title:

                           FINANCIAL SECURITY ASSURANCE INC.


                           By:
                              --------------------------------------------------
                              Name:
                              Title:

                           BANKERS TRUST COMPANY, as Trustee
                              and Collateral Agent


                           By:
                              --------------------------------------------------
                              Name:
                              Title:

                           BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as Master Collateral Agent


                           By:
                              --------------------------------------------------
                              Name:
                              Title: